UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2018

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-6615	95-2594729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26600 Telegraph Road, Suite 400 Southfield, Michigan	48033
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 352-7300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(e) of the Exchange Act  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c) On August 23, 2018, Superior Industries International, Inc. (the “Company”) appointed Matti Masanovich as its Executive Vice President and Chief Financial Officer, effective September 16, 2018.

Mr. Masanovich, 46, was previously the Senior Vice President and Chief Financial Officer at General Cable Corporation (NYSE: BGC), a publicly held global wire and cable manufacturer, from November 2016 to July 2018. Prior to that, Mr. Masanovich served as the Vice President and Controller of International Automotive Components, an automotive interiors supplier, from August 2016 to October 2016. From November 2013 to April 2016, Mr. Masanovich served as Global Vice President of Finance, Packard Electrical and Electronic Architecture (E/EA) Division in Shanghai, China at APTIV (NYSE: APTV) (formerly Delphi Automotive), an automotive technology company. Mr. Masanovich previously served in various executive positions with both public and private companies. Mr. Masanovich began his career in public accounting at Coopers & Lybrand (from 1994-1997) and PricewaterhouseCoopers LLP (from 1997-2001). Mr. Masanovich holds a Bachelor of Commerce degree and a Master of Business Administration degree from the University of Windsor. Mr. Masanovich is also a Chartered Accountant.

There are no family relationships between Mr. Masanovich and any of the directors and executive officers of the Company, nor are there transactions in which Mr. Masanovich has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Masanovich will receive an annual base salary of $515,000.00. Mr. Masanovich may receive annual bonuses based on attainment of performance goals, determined by the Company’s independent Compensation and Benefits Committee, in the amount of 70% of annual base salary. Mr. Masanovich will also be eligible to participate in the Company’s 2018-2020 Long Term Incentive Plan, as administered by the Company’s Compensation and Benefits Committee, upon approval of the Compensation and Benefits Committee and Board of Directors, up to 125% of his base salary. Mr. Masanovich is entitled to participate in all benefit plans generally made available to executive officers of the Company. A copy of the Offer Letter of Employment, dated August 23, 2018 (the “Offer Letter”), is attached hereto as Exhibit 10.1. The description of the Offer Letter set forth above is qualified in its entirety by reference to Exhibit 10.1.

Item 8.01	Other Events.

On September 14, 2018, the Company announced the appointment of Mr. Masanovich as Executive Vice President and Chief Financial Officer. A copy of the press release announcing the appointment of Mr. Masanovich is attached as Exhibit 99.1 to this Current Report on Form 8-K. Such press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Exhibit Description

10.1	Offer Letter of Employment, dated August 23, 2018, between Superior Industries International Inc. and Matti Masanovich.

99.1	Press Release, dated September 14, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.
(Registrant)

Date: September 14, 2018	/s/ Donald J. Stebbins
Donald J. Stebbins
President and Chief Executive Officer